UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2020

EMERGENT CAPITAL, INC.

(Exact name of registrant as specified in its charter)

Florida	001-35064	30-0663473
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1200 N. Federal Highway, Suite 200,
Boca Raton, Florida	33432
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (561) 995-4200

5355 Town Center Road, Suite 701, Boca Raton, Florida 33486

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transmission period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Item 1.03	Bankruptcy or Receivership.

As previously disclosed, on October 15, 2020, Emergent Capital, Inc. (“Emergent” or the “Company”) and its wholly-owned subsidiary Red Reef Alternative Investment, LLC ("Red Reef") filed voluntary petitions for relief (the “2020 Chapter 11 Cases”) under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). Also as previously disclosed, on October 26, 2020, Imperial Premium Finance, LLC, a wholly-owned subsidiary of Emergent, filed a voluntary petition for relief under chapter 11 of the Bankruptcy Code in the Bankruptcy Court.

Confirmation of the Plan of Reorganization

On December 18, 2020, the Company filed a Second Amended Chapter 11 Plan of Reorganization (the “Plan of Reorganization”). On December 30, 2020, the Bankruptcy Court entered an order (the “Confirmation Order”) confirming the Plan of Reorganization. The effective date of the Plan of Reorganization (the “Effective Date”) will occur as soon as all the necessary preparations are completed and has yet to be determined.

Summary of the Plan of Reorganization

The following is a summary of the material terms of the Plan of Reorganization, as confirmed pursuant to the Confirmation Order. The Plan of Reorganization contemplates a restructuring process that will result in Emergent moving its headquarters and operations to its indirect wholly-owned Irish subsidiary, Lamington Road Designated Activity Company (“Lamington”), by taking the following steps.

•	Emergent shall cause Lamington to recapitalize, such that all of Lamington’s currently issued promissory notes and profit participating notes are exchanged and converted into (a) Series A Notes (the “Series A Notes”), (b) Series B Notes (the “Series B Notes”), (c) profit participating notes (the “PPNs”), (d) warrants to purchase PPNs (the “PPN Warrants”), and (e) stock appreciation rights that may be settled in PPNs (the “PPN SARs”);

•	Emergent shall cause Lamington and certain of its other subsidiaries to dividend ultimately to Emergent, the Series A Notes, the Series B Notes, the PPNs, the PPN Warrants and the PPN SARs;

•	Emergent shall (a) form, or shall have formed, a grantor trust under the laws of the Cayman Islands (the “Grantor Trust”) and cause the Grantor Trust to issue trust certificates corresponding to the PPNs issued by Lamington (the “Trust Certificates”), warrants to purchase Trust Certificates (the “Trust Certificate Warrants”), and stock appreciation rights that may be settled in Trust Certificates (the “Trust Certificate SARs”), and (b) contribute the PPNs, the PPN Warrants and the PPN SARs into the Grantor Trust in exchange for the Trust Certificates, the Trust Certificate Warrants (so that upon exercise of any Trust Certificate Warrants the proceeds thereof would be used to exercise the PPN Warrants) and the Trust Certificate SARs (so that upon exercise of any Trust Certificate SARs the proceeds thereof would be used to exercise the PPN SARs);

•	Emergent shall cause to have the Series A Notes, the Series B Notes, the PPNs and the Trust Certificates listed on a stock exchange deemed suitable for such purpose by Emergent, which exchange is expected to be the Vienna MTF, a tier of the Vienna Stock Exchange;

•	Emergent shall distribute (pursuant to a mandatory exchange under the Plan of Reorganization): (a) the Series A Notes to holders of Emergent’s 8.5% Senior Secured Notes (the “Senior Notes”); (b) the Series B Notes and Trust Certificates corresponding to 10 PPNs per $100 principal amount of Emergent’s 5.0% Senior Unsecured Convertible Notes (the “Convertible Notes”) to holders thereof, and (c) Trust Certificates to holders of common stock, par value $.01 per share (the “Common Stock”) and other equity interests in Emergent; provided that, (i) vested warrants to purchase Common Stock will be deemed to be exercised on a cashless exercise basis immediately prior to such distribution, Trust Certificate Warrants to purchase Trust Certificates will be distributed to holders of unvested warrants to purchase Common Stock, and (ii) equity awards of (x) restricted stock under Emergent’s 2010 Omnibus Incentive Plan (the “Omnibus Plan”) shall be deemed vested as of the Effective Date and treated the same as the other equity interests in Emergent and (y) Trust Certificate SARs exercisable for Grantor Trust Certificates will be distributed to holders of stock appreciation rights outstanding under the Omnibus Plan. In consideration of such distributions, the existing Senior Secured Notes, the Convertible Unsecured Notes, and the equity interests in Emergent shall be canceled and extinguished in accordance with the Plan of Reorganization;

•	In order to comply with Irish law requirements, the distributions described above can only be made to holders of securities receiving a minimum of US$125,000 in value of any class or series of securities to be issued by Lamington. Therefore, as of the Effective Date, holders of Senior Notes and/or Convertible Notes valued at less than US$125,000 will not participate in such distributions and instead will receive payment in cash of 100% of their outstanding principal amount plus any accrued and unpaid interest thereon, and their Senior Notes and/or Convertible notes, as applicable, will be canceled and extinguished. Holders of Common stock and other equity interests will not be affected by this minimum value requirement.

•	Emergent shall terminate, or cause to be terminated, (a) the listing of the Common Stock on the OTCQX Marketplace and (b) the reporting obligations of Emergent under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and file such other statements, forms, schedules or reports pursuant to the Exchange Act or other federal or state securities laws as the officers of Emergent deem necessary, advisable or appropriate; and

•	Emergent shall wind up its remaining operations and affairs, which may include the sale or other disposition of remaining assets in a tax-efficient manner, and shall take such other actions as the officers deem necessary or advisable to accomplish the purposes of the Plan of Reorganization and consummate the liquidation and winding up of Emergent and its remaining U.S. subsidiaries.

Capital Structure

Pursuant to the Plan of Reorganization, as of the Effective Date, each of the Company’s common stock, warrants to purchase common stock, SARs, Senior Notes and Convertible Notes will be (a) exchanged for Series A Notes, Series B Notes and PPNs, to be issued by Lamington, and/or Trust Certificates to be issued by the Trust, in each case as set forth in the Plan of Reorganization, and (b) canceled and of no further force or effect.

Forward Looking Statements

This Current Report on Form 8-K and the attached exhibits contain forward looking statements that are subject to risks and uncertainties. All statements other than statements of historical fact included in this Current Report on Form 8-K and the attached exhibits are forward looking statements. Forward looking statements give our current expectations and projections relating to our financial condition, results of operations, plans, objectives, future performance and business. You can identify forward looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “anticipate,” “estimate,” “expect,” “project,” “plan,” “intend,” “believe,” “may,” “will,” “should,” “can have,” “likely” and other words and terms of similar meaning in connection with any discussion of the timing or nature of future cash flows, operating or financial performance or other events. These forward looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry and Company, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, readers are cautioned that any such forward looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict. Although we believe that the expectations reflected in such forward looking statements are reasonable as of the date made, results may prove to be materially different. Unless otherwise required by law, we disclaim any obligation to update our view of any such risks or uncertainties or to announce publicly the result of any revisions to the forward-looking statements made in this report. Additional factors that may cause results to differ from those described in the forward-looking statements are set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended November 30, 2019 and the Company’s Quarterly Report on Form 10-Q for the quarter ended August 31, 2020, which were filed with the Securities and Exchange Commission on March 13, 2020 and October 15, 2020, respectively, under the headings “Risk Factors” and “Cautionary Statement Regarding Forward Looking Statements.”

The Company can make no assurances as to when, or ultimately if, the Plan of Reorganization will become effective. More information on the Restructuring may be found at the restructuring section of our website at http://ir.emergentcapital.com/EMG/restructuring/4049, including Investor Frequently Asked Questions that may be updated from time to time prior to the Effective Date (the “FAQs”).

The foregoing descriptions of the Plan of Reorganization and the Confirmation Order are not complete and are qualified in their entirety by reference to the such documents, copies of which are attached hereto as Exhibits 2.1 and 99.1 and are hereby incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits	EXHIBIT INDEX

Exhibit

No.	Description

2.1	Second Amended Chapter 11 Plan of Reorganization dated December 18, 2020 (included as Exhibit A to the Confirmation Order).

99.1	Confirmation Order entered December 30, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 4, 2021

EMERGENT CAPITAL, INC.
(Registrant)

By:	/s/ Miriam Martinez
Miriam Martinez
Chief Financial Officer